EXHIBIT 24(a)

                      Power of Attorney
                      -----------------


      KNOW  ALL  MEN  BY  THESE PRESENTS,  that  the

undersigned Principal   Executive  Officer,  Principal

Financial   Officer, Principal  Accounting  Officer,

officers  and/or  directors   of UniSource  Energy

Corporation,  an  Arizona  corporation,  which corporation

proposes  to file with the Securities  and  Exchange

Commission  an  Annual Report on Form 10-K  for  the  year

ended December 31, 1999, under the Securities Exchange Act

of 1934,  as amended,  does  each for himself and not for

one another,  hereby constitute and appoint Ira R. Adler,

Dennis R. Nelson  and  Karen G.  Kissinger and each of them,

his true and lawful attorneys, in his  name,  place  and

stead, to sign his name to  said  proposed Annual  Report

on Form 10-K and any and all amendments  thereto, and  to

cause  the  same  to be filed with  the  Securities  and

Exchange  Commission,  it  being intended  to  grant  and

hereby granting  to  said attorneys, and each of them,  full power  and authority  to  do  and  perform any act and thing necessary  and proper to be done in the premises as fully

and to all intents and purposes  as the undersigned could do if personally present;  and each  of the undersigned for

himself hereby ratifies and confirms all that said

attorneys, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has

hereunto set their hand as of the ____ day of March, 2000.




/s/ James S. Pignatelli           /s/ Larry W. Bickle
----------------------------      -----------------------------
James S. Pignatelli               Larry W. Bickle, Director
Principal Executive Officer
and Chairman of the Board of
Directors


/s/ Ira R. Adler                  /s/ Elizabeth T.Bilby
----------------------------      -----------------------------
Ira R. Adler                      Elizabeth T. Bilby, Director
Principal Financial Officer
and Director


/s/ Karen G. Kissinger            /s/ Harold W.Burlingame
----------------------------      -----------------------------
Karen G. Kissinger                Harold W.Burlingame, Director
Principal Accounting Officer


								  /s/ Jose L. Canchola
                                  -----------------------------
                                  Jose L. Canchola,Director



                                  /s/ John L. Carter
                                  -----------------------------
                                  John L. Carter, Director



                                  /s/ Daniel W. Fessler
                                  -----------------------------
                                  Daniel W. Fessler, Director



                                  /s/ John A. Jeter
                                  -----------------------------
                                  John A. Jeter, Director



                                  /s/ R. B. O'Rielly
                                  -----------------------------
                                  R. B. O'Rielly, Director



                                  /s/ Martha R. Seger
                                  -----------------------------
                                  Martha R. Seger, Director



                                  /s/ H. Wilson Sundt
                                  -----------------------------
                                  H. Wilson Sundt, Director